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                                                                  EXHIBIT 23(a)


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated January 8, 1999 included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 33-36812 on Form S-8.

                                       Arthur Andersen LLP


Boston, Massachusetts
January 18, 1999